                                                                    EXHIBIT 10.2

                              PPG INDUSTRIES, INC.



                           DEFERRED COMPENSATION PLAN
                          As amended February 21, 2002

                                    Preamble


In accordance with the Resolution adopted by the Officers-Directors Compensation Committee of the Board of Directors of PPG Industries, Inc. on July 19, 2000, the PPG Industries Inc. Deferred Compensation Plan is hereby amended and restated to be effective October 1, 2000.

The Plan is adopted primarily for the purpose of providing deferred compensation to a select group of management and highly compensated employees.

                                Table of Contents
                                -----------------


Section    I  .......................... Definitions

Section   II  .......................... Deferrals

Section  III  .......................... Investment Options

Section   IV  .......................... Savings Plan Restoration  Contributions

Section    V  .......................... Withdrawal Provisions

Section   VI  .......................... Specific Provisions Related to Benefits

Section  VII  .......................... Administration and Claims

Section VIII  .......................... Amendment and Termination

Section   IX  .......................... Miscellaneous

Section    X  .......................... Change in Control

                            SECTION I - DEFINITIONS
                            -----------------------

1.01 Account means all amounts transferred from the Prior Plan, deferred Award amounts, all deferred Salary amounts, all deferred TSR Plan or Long-Term Plan Payments and all Restoration Contributions and earnings on each in a Participant's account at any particular time.

1.02 Administrator means an officer or officers of the Company appointed by the Committee, and any person(s) designated by such Administrator to assist in the administration of the Plan.

1.03 Affiliate means any business entity, other than a Subsidiary Corporation, in which PPG has an equity interest.

1.04 Annual Plan means the PPG Industries, Inc. Executive Officers' Annual Incentive Compensation Plan.

1.05 Award means a grant to a Participant under either the IC Plan, the Annual Plan or MAP which such person may elect to defer. Awards to Participants may be made in the form of cash ("cash component"), shares of PPG stock ("stock component"), or a combination of both.

1.06 Beneficiary means the person or persons designated by a Participant to receive benefits hereunder following the Participant's death, in accordance with Section 6.02. For purposes of this Section 1.06, "person or persons" is limited to an individual, a Trustee or a Participant's estate.

1.07   Board means the Board of Directors of PPG Industries, Inc.

1.08   Code means the Internal Revenue Code of 1986, and amendments thereto.

1.09 Committee means the Officers-Directors Compensation Committee (or any successor) of the Board.

1.10   Company or PPG means PPG Industries, Inc.

1.11 Conversion Formula means dividing an amount by the average of the closing sale prices for PPG Stock reported on the New York Stock Exchange-Composite Tape for all days in the month of January during which the New York Stock Exchange is open during the year following the Plan Year to which the Award relates.

1.12 Corporation means PPG and any Subsidiary Corporation and any Affiliate designated by the Administrator as eligible to participate in the Plan, and which,

                                   -Page 1.1-
       by proper authorization of the Board of Directors or other governing body of such Subsidiary Corporation or Affiliate, elects to participate in the Plan.

1.13 Disability means any long-term disability. The Administrator, in his complete and sole discretion, shall determine a Participant's Disability; provided, however, that a Participant who is approved to receive Long-Term Disability benefits pursuant to the PPG Industries, Inc. Long-Term Disability Plan shall be considered to have a Disability. The Administrator may require that a Participant submit to an examination from time to time, but no more often than annually, at the expense of the Company, by a competent physician or medical clinic, selected by the Administrator, to confirm Disability. On the basis of such medical evidence, the determination of the Administrator as to whether or not a condition of Disability exists or continues shall be conclusive.

1.14 Discretionary Transaction means a transaction pursuant to any employee benefit plan of the Company that:

       (a)  Is at the volition of the plan participant;

       (b) Is not made in connection with the participant's death, disability, retirement or termination of employment;

       (c) Is not required to be made available to a plan participant pursuant to a provision of the Code; and

       (d) Results in either an intra-plan transfer involving a PPG Stock Fund or a cash distribution funded by a volitional disposition of PPG Common Stock by the plan participant.

1.15 Employee means any full-time or permanent part-time salaried employee (including any officer) of the Corporation.

1.16 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

1.17 Financial Hardship means an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, or other such unforeseeable occurrence, as determined by the Administrator, in his complete and sole discretion.

1.18 Former Participant means a Participant who becomes ineligible to receive an Award but who continues to have an Account hereunder.

1.19 IC Plan means the PPG Industries, Inc. Incentive Compensation and Deferred Income Plan for Key Employees.

                                  -Page 1.2-

1.20 Insider means a Participant who at any time within the prior six (6) months was a person subject to Section 16 of the Securities Act of 1934.

1.21   Investment Account means any one of the following:

       Fidelity Growth Company Fund Account:  A recordkeeping account, the value
       ------------------------------------
       of which is based on the Fidelity Growth Company Fund.

       Fidelity Contrafund Account:  A recordkeeping account, the value of which
       ---------------------------
       is based on the Fidelity Contrafund.

       Fidelity Spartan U.S. Equity Index Fund Account:  A recordkeeping
       -----------------------------------------------
       account, the value of which is based on the Fidelity Spartan U.S. Equity Index Fund.

       Fidelity Growth and Income Portfolio Account:  A recordkeeping account,
       --------------------------------------------
       the value of which is based on the Fidelity Growth and Income Portfolio.

       Fidelity Intermediate Bond Fund Account:   A recordkeeping account, the
       ---------------------------------------
       value of which is based on the Fidelity Intermediate Bond Fund.

       Fidelity Institutional MM Portfolio - Class 1 Account:  A recordkeeping
       -----------------------------------------------------
       account, the value of which is based on the Fidelity Institutional MM Portfolio Class 1.

1.22 Investment Account Share means a recordkeeping unit for the appropriate Investment Account, in each case, equivalent to one share of the mutual fund on which the value of the particular Investment Account is based.

1.23 Long-Term Plan means the PPG Industries, Inc. Executive Officers' Total Shareholder Return Plan.

1.24   MAP means the PPG Industries, Inc. Management Award and Deferred Income
       Plan.

1.25 Participant means an Employee approved to participate in either the TSR Plan, the Long-Term Plan, the IC Plan, the Annual Plan or MAP. As used herein, "Participants" may be used collectively to include Retired Participants, Terminated Participants and Former Participants.

1.26 Plan means the PPG Industries, Inc. Deferred Compensation Plan as amended and restated, effective October 1, 2000.

1.27   Plan Year means the calendar year.

                                  -Page 1.3-

1.28 PPG Stock means Common Stock of the Company. Shares of PPG Stock issued under the Plan may be either authorized but unissued shares or issued shares acquired by the Company and held in its treasury.

1.29 PPG Stock Account means a record-keeping account maintained for a Participant who elects to defer all or part of an Award/Salary and/or to maintain all or part of a deferred Award/Salary in the form of Stock Account Shares.

1.30 PPG Stock Fund means the PPG Stock Account or any other fund or account of any other benefit plan of the Company or a Subsidiary which account or fund is invested in, or valued based upon, PPG Common Stock and which fund or account is an alternative to other funds or accounts made available to plan participants which funds or accounts are not invested in, or valued based upon PPG Common Stock.

1.31 Prior Plan means the PPG Industries, Inc. Deferred Compensation Plan, as in effect through September 30, 2000.

1.32 Prohibited Discretionary Transaction means a Discretionary Transaction to be effected pursuant to an election made less than six months following the date of the most recent previous election to make a Discretionary Transaction with respect to any employee benefit plan of the Company which most recent previous election effected:

       (a) An increase in a PPG Stock Fund if the current transaction would entail a disposition of PPG Stock or a decrease in a PPG Stock Fund; or

       (b) A disposition of PPG Stock or a decrease in a PPG Stock Fund if the current transaction would entail an increase in a PPG Stock Fund.

1.33 Restoration Contributions means contributions to a Participant's Account in accordance with Section IV.

1.34 Retired Participant means a Participant who elects to maintain an Account in the Plan after his/her Retirement Date.

1.35 Retirement Date means the first day of the month following a Participant's termination of employment, provided such Participant is eligible to receive a benefit from a retirement plan sponsored by the Corporation on such date.

1.36 Salary means a Participant's monthly base salary from the Corporation (excluding bonuses, commissions and other non-regular forms of compensation) and including payments from the PPG Industries Salary Continuance Plan, before reductions for deferrals under the Plan or under any other Plan sponsored by the

                                  -Page 1.4-

       Corporation. In the case of Salary Continuance, Salary deferral elections shall be applied to the actual amount of Salary Continuance being paid.

1.37 Savings Plan means the PPG Industries Employee Savings Plan, as amended from time to time.

1.38 Savings Plan Election means the sum of the percentage the Participant is contributing to the Savings Plan as Savings and as Elective Deferrals not to exceed the percentage eligible for the Company match in the Savings Plan.

1.39 Savings Plan Matching Percentage means the percentage of the Company's Matching Contributions for a Plan Year in the Savings Plan.

1.40 Stock Account Share means a record-keeping unit which is equivalent to one share of PPG Stock.

1.41 Subsidiary means any corporation of which fifty percent (50%) or more of the outstanding voting stock or voting power is owned, directly or indirectly, by the Company and any partnership or other entity in which the Company has a fifty percent (50%) or more ownership interest.

1.42 Terminated Participant means a Participant who maintains an Account in the Plan following his/her termination of employment from the Corporation.

1.43 Transferred Interest Account means a separate Interest Account, transferred from the Prior Plan, for any amount which the Participant had transferred from his/her CEA-2 account.

1.44 TSR Plan means the PPG Industries, Inc. Total Shareholder Return Plan for Key Employees. The following words shall have the meaning set forth in the TSR Plan:
             Dividend Equivalent
             Payment
             TSR Shares

1.45 Unscheduled Withdrawal means a distribution of all or a portion of a Participant's Investment Accounts and/or PPG Stock Account requested by a Participant, or a Beneficiary, if the Participant is deceased, in accordance with Section 5.07.

                                  -Page 1.5-

                             SECTION II - DEFERRALS
                             ----------------------

2.01 Deferral of Award
     -----------------

     (a) In accordance with the provisions of either the IC Plan, the Annual Plan or MAP, whichever is applicable, the value of that portion of the cash component of a deferred Award which the Participant has designated to one or more of the Investment Accounts in accordance with Section 3.01 shall be credited to such Investment Account(s) on the day such deferral would otherwise have been paid to the Participant.

     (b) In accordance with the provisions of either the IC Plan, the Annual Plan or MAP, whichever is applicable, the value of:

          (1) that portion of the cash component of a deferred Award which the Participant has designated in accordance with Section 3.01 to the PPG Stock Account; and/or

          (2)  the value of the stock component of a deferred Award

          shall be credited to the PPG Stock Account in the Participant's Account on the day such deferral would otherwise have been paid to the Participant.

     (c) (1) Share Awards credited to the PPG Stock Account shall be credited in the form of Stock Account Shares and cash Awards credited to the PPG Stock Account shall be credited in the form of whole and fractional Stock Account Shares, the number of which will be determined according to the Conversion Formula.

          (2) Cash Awards credited to the Investment Account(s) shall be credited in the form of Investment Account Shares, the number of which will be determined according to the most recent closing market value of the appropriate Investment Account Shares.

     (d) Any amount designated by the Participant for in-service withdrawal in accordance with either the IC Plan, the Annual Plan or MAP may not be credited to the PPG Stock Fund.

2.02 Deferral of Salary
     ------------------

     (a) Prior to the beginning of each quarter, a Participant may elect to defer a percentage, in whole percentages only, of his/her Salary as follows:

                                  -Page 2.1-

                     Minimum Deferral  Maximum Deferral
                     ----------------  ----------------

                             1%              50%

     (b) Elections made pursuant to this Section 2.02 shall remain in effect until the earlier of:

          (1) The first day of the quarter following the quarter the Participant rescinds or modifies the election; or

          (2) The first day of the Plan Year following the Plan Year in which the Participant becomes a Former Participant.

     (c) Any election filed by a Participant pursuant to this Section 2.02 must be received by the Administrator on or before the last business day of the quarter prior to the quarter in which such election is to become effective. Deferred Salary shall be credited to the Participant's Account on the first day of the month following the month in which the deferral is made.

     (d) A Participant is ineligible to defer or continue to have deferred any Salary percentage during a quarter in which the Participant's salary is subject to a garnishment, tax lien, child support or any similar attachment to Salary.

     (e) A Participant who becomes ineligible for Salary deferral, in accordance with Paragraph (d) above, may thereafter resume Salary deferral upon the discontinuance of the attachment to the Salary and in accordance with the Salary election provisions of this Section 2.02.

     (f) The number of Stock Account Shares credited to the PPG Stock Account shall be determined by the closing price for PPG Stock on the last business day of the month in which the deferral is made.

     (g) The number of Investment Account Shares credited to the appropriate Investment Account shall be determined by the closing market price for shares of the mutual fund on which the value of the Investment Account is based on the last business day of the month in which the deferral is made.

2.03 Deferral of Payment under the TSR Plan or the Long-Term Plan
     ------------------------------------------------------------

     (a) In accordance with the provisions of the TSR Plan or the Long-Term Plan, the portion of a Payment which a Participant has elected to defer shall be credited to the PPG Stock Account in the Participant's Account on the day such Payment would otherwise have been paid to the Participant.

                                  -Page 2.2-

     (b) The portion of a Payment deferred by the Participant under the TSR Plan or the Long-Term Plan, as determined in TSR Shares, shall be credited to the PPG Stock Account in the form of Stock Account Shares.

     (c)  Dividend Equivalents under the TSR Plan or the Long-Term Plan
          -------------------------------------------------------------

          (1) Dividend Equivalents payable in accordance with the TSR Plan or the Long-Term Plan shall be paid into the PPG Stock Account.

          (2) The number of Stock Account Shares credited to the PPG Stock Account due to Dividend Equivalents paid from the TSR Plan or the Long-Term Plan shall be determined on the basis of the closing sale price of PPG Stock reported on the Composite Tape for the day on which a dividend is paid on PPG Stock.

                                  -Page 2.3-

                        SECTION III - INVESTMENT OPTIONS
                        --------------------------------

3.01 Investment Election
     -------------------

     (a) Participants must file an election with the Administrator designating the investment election for any cash amounts being deferred into the Plan.

     (b) Any election filed by a Participant shall remain in effect for all cash amounts deferred to the Plan unless and until the Participant files a new election with the Administrator.

     (c) Elections filed in accordance with this Section 3.01 must be filed in accordance with the procedure established by the Administrator.

3.02 Investment Accounts
     -------------------

     Amounts credited to the Investment Accounts shall be credited in the form of whole and fractional Investment Account Shares.

3.03 PPG Stock Account
     -----------------

     (a) Amounts credited to the PPG Stock Account shall be credited in the form of whole and fractional Stock Account Shares.

     (b) Participants shall not receive cash dividends or have voting or other shareholders' rights as to Stock Account Shares; however, Stock Account Shares shall accrue whole and fractional dividend equivalents, in the form of additional Stock Account Shares, on the basis of the closing sale price for PPG Stock, reported on the Composite Tape for the day on which a dividend is paid, based on the number of whole Stock Account Shares in the PPG Stock Account on the record date.

3.04 Transfers from the Prior Plan
     -----------------------------

     (a) Any amounts in a Participant's account on September 30, 2000, shall be transferred to his/her Account effective October 1, 2000, in accordance with the election filed by the Participant in accordance with Section 3.01.

     (b) In the event a Participant has not filed a valid election in accordance with Section 3.01, amounts credited to the Participant's PPG Stock account in the Prior Plan shall be transferred to the PPG Stock Account; and amounts credited to the Participant's interest account in the Prior Plan shall be transferred to the Fidelity Institutional MM Portfolio - Class 1 Account.

                                  -Page 3.1-

     (c) Any amounts in the Participant's PPG Stock Account in the Prior Plan which the participant has designated for withdrawal in accordance with the provisions of Section XI of the Prior Plan, including any amounts representing dividend equivalents, accrued in accordance with Section 3.03(b), shall be distributed to the Participant on April 1, 2001.

     (d) Any amount credited to a Participant's transferred interest account in the Prior Plan, shall be transferred to the Transferred Interest Account notwithstanding any election filed by the Participant.

3.05 Transfers
     ---------

     (a) Subject to paragraph (b) below, a Participant who has a balance in the Investment Accounts may elect to transfer any amounts between/among the Investment Accounts or into the PPG Stock Account. Such transfers shall be subject to the following:

          (1) Participants must file a transfer request with the Administrator in accordance with the procedure established by the Administrator.

          (2) (A) For transfers into the PPG Stock Account, the number and value of whole and fractional Stock Account Shares shall be determined by the closing price of PPG Stock on the last business day of the month in which the election is received by the Administrator.

               (B) For transfers into and out of any of the Investment Accounts, the number and value of whole and fractional Investment Account Shares shall be determined by the closing price of the appropriate Investment Account Share on the last business day of the month in which the election is received by the Administrator.

          (3) No transfers may be made out of the PPG Stock Account at any time.

          (4) No transfers may be made out of the Transferred Interest Account at any time.

     (b) Insiders are prohibited from making any transfer which would constitute a Prohibited Discretionary Transaction.

                                  -Page 3.2-

              SECTION IV - SAVINGS PLAN RESTORATION CONTRIBUTIONS
              ---------------------------------------------------

4.01 Restoration Contributions
     -------------------------

     Participants who are currently contributing to the Savings Plan may be eligible to receive Restoration Contributions as follows:

     (a)  For Participants whose Salary exceeds the amount specified in
          (S)401(a)(17) of the Code, Restoration Contributions shall equal the sum of (1) and (2) below:

          (1)  Lesser of:

               Excess Salary times Savings Plan Election times Savings Plan Matching Percentage; or

               Amount of monthly deferred Salary.

          (2) If the difference between the Participant's Salary deferral and Excess Salary ("Difference") is greater than zero:

               Difference times Savings Plan Election times Savings Plan Matching Percentage.

     (b) For a Participant whose Salary equals or is less than the amount specified in (S)401(a)(17) of the Code and such Participant elects to defer Salary in accordance with Section 2.02, Restoration Contributions shall equal the amount of the deferred Salary times the Participant's Savings Plan Election times the Savings Plan Matching Percentage.

     (c) For purposes of this Section 4.01 Excess Salary means Salary minus the amount specified in (S)401(a)(17) of the Code divided by 12.

4.02 Savings Plan Restoration Account
     --------------------------------

     Restoration Contributions shall be credited monthly to the Participant's PPG Stock Account in the form of Stock Account Shares. The number of whole and fractional Stock Account Shares shall be determined by using the closing price for PPG Stock on the last business day of the month in which such Restoration Contributions are made, and shall be credited to the Participant's Account on such day.

                                  -Page 4.1-

4.03 Vesting
     -------

     Restoration Contributions shall be 100% vested at the time such Restoration Contributions are credited to a Participant's Account.

4.04 Transfers
     ---------

     Restoration Contributions may not be transferred from the PPG Stock
     Account.

                                  -Page 4.2-

                       SECTION V - WITHDRAWAL PROVISIONS
                       ---------------------------------


5.01 Scheduled In-Service Withdrawals
     --------------------------------

     Except as otherwise provided in this Section V, payment of any amount designated by a Participant for in-service withdrawal, in accordance with provisions of either the IC Plan, the Annual Plan or MAP, whichever is applicable, shall be made to the Participant in a lump sum as of the first day of the quarter/year specified by the Participant.

5.02 Withdrawals at/after a Participant's Retirement Date
     ----------------------------------------------------

     (a) A Participant may elect a payment schedule applicable to his/her Account provided such election is filed with the Administrator:

          (1)  Prior to the Participant's Retirement Date; and

          (2) In the year prior to the year the first payment is to be made and, in all cases, at least six months/ten days prior to the time the first payment is to be made.

     (b)  Participants may elect:

          (1)  One lump-sum payment; or

          (2) Quarterly, semiannual or annual installments - to be made over a period of years, up to a maximum period of 15 years; or

          (3)  A combination of (1) and (2).

     (c) Subject to the provisions of this paragraph (c), a Participant may delay the first payment for a period up to ten years following his/her Retirement Date; provided, however, that, in all cases, payments must begin no later than the year in which the Participant's 75th birthday occurs for Participants who retire prior to their 75th birthday; or no later than the Participant's Retirement Date for Participants who retire on or after their 75th birthday.

     (d) The payment schedule elected by the Participant shall apply to his/her entire Account. Participants may designate the first day of the quarter for the commencement of the payment schedule on an annual, semiannual or quarterly basis.

                                  -Page 5.1-

          Each installment payment shall be calculated by dividing the Participant's account balance by the remaining number of installments -(e.g.: Ten annual installments shall be paid: 1st installment = 1/10
            ----
          of Account; 2nd installment = 1/9 of Account; 3rd installment = 1/8 of Account, etc.). In the case of distributions made prior to May 1, 2001, if the installment payment is to be in the form of PPG Stock, any stock increment shall be rounded down to the nearest whole stock share. Any remaining stock increments shall remain in the Account until subject to further payment. In the case of distributions made on and after May 1, 2001, if the installment payment is to be in the form of PPG Stock, such distribution shall be made in whole shares and cash equal to any fractional share.

     (e) In the event a Participant fails to file a payment schedule election with the Administrator prior to his/her Retirement Date, his/her Account shall be paid in one lump sum in the year following the year of such Retirement Date and shall be paid during the first quarter of such year which is at least six months/ten days following such Retirement Date.

     (f) Payment schedules pursuant to this Section 5.02 shall supersede any prior payment election(s) filed with the Administrator; and shall become irrevocable on the Participant's Retirement Date.

5.03 Withdrawals Following Termination
     ---------------------------------

     (a)  Except as provided in paragraph (d) below:

          (1) A Participant may elect one lump-sum payment, in accordance with subparagraph (b)(1) below, or may elect to receive up to five annual installments, in accordance with subparagraph (b)(2) below.

          (2) Any election made pursuant to this paragraph (a) must be filed with the Administrator no later than 30 days after the Participant's Termination of Employment.

     (b) (1) Participants who elect to receive a lump-sum, must specify the quarter/year that the lump-sum payment is to be made; provided, however, that the Participant must elect to receive the payment no later than the last quarter of the year in which the fifth anniversary of his/her termination date occurs. Payment must occur no earlier than the Plan Year after the Plan Year of the Participant's election and as of the first day of the first quarter which is at least six (6) months and 10 days following the Participant's election.

          (2) Participants who elect to receive installments, must specify the quarter/year that such installments will begin; provided, however, that the Participant must elect to begin installments no later than the last quarter of the year in which the fifth

                                  -Page 5.2-
               anniversary of his/her termination date occurs. Installments must begin no earlier than the Plan Year after the Plan Year of the Participant's election and as of the first day of the first quarter which is at least six (6) months and 10 days following the Participant's election. The payment schedule elected by the Participant shall apply to his/her entire Account. Each installment shall be calculated by dividing the Participant's account balance by the remaining number of installments- (e.g.:
               Five annual installments shall be paid: 1st installment = 1/5 of Account; 2nd installment = 1/4 of Account, etc.). In the case of distributions made prior to May 1, 2001, if the installment payment is to be in the form of PPG Stock, any stock increment shall be rounded down to the nearest whole stock share. Any remaining stock increments shall remain in the Account until subject to further payment. In the case of distributions made on and after May 1, 2001, if the installment payment is to be in the form of PPG Stock, such distribution shall be made in whole shares and cash equal to any fractional share.

          (c) In the event a Participant fails to file a payment election with the Administrator within the time provided in paragraph (a) above, his/her Account shall be paid in one lump sum in the year following:

               (i) the year in which the Participant's termination occurs; or, if later

               (ii) the year in which the 30th day following the Participant's termination occurs; and

               shall be paid during the first quarter of the applicable year specified in (i) or (ii) above.

          (d) In the event the Administrator determines, in his sole discretion, that a termination is "for cause," or is otherwise potentially adverse to the Company's interest, as for example, a Participant's termination in order to accept a position with a major competitor, the Participant shall have no election with respect to payment of his/her Account. Such Participant shall receive his/her entire Account balance as of the first day of the first quarter immediately following his/her termination date.

          (e) Payment schedules pursuant to this Section 5.03 shall supersede any prior payment election(s) filed with the Administrator.

          (f) In accordance with authority delegated to the Administrator by the Committee at its meeting on September 20, 1995, the Administrator granted the option of five installments, as provided in paragraphs (a) and (b) of this Section to those employees whose employment with the Company was terminated as a result of the sale of the Chemicals Surfactants business to BASF Corp. on December 1, 1997.

                                  -Page 5.3-

          (g) In accordance with authority delegated to the Administrator by the Committee at its meeting on September 20, 1995, the Administrator has adopted the following with respect to Participants who become employees of PPG Auto Glass, LLC: Such Participants shall not incur a "termination" as contemplated by this Section 5 unless or until the Participant is no longer employed by either PPG Industries, Inc. or PPG Auto Glass, LLC.

5.04 Withdrawals in the event of Disability
     --------------------------------------

     (a) In the event a Participant becomes disabled, he/she may elect a payment schedule applicable to his/her Account provided such election is filed with the Administrator within 30 days of the Administrator's determination that such Participant has a Disability.

     (b)  Participants may elect:

          (1)  One lump-sum payment; or

          (2) Quarterly, semiannual or annual installments - to be made over a period of years, up to a maximum period of 15 years; or

          (3)  A combination of (1) and (2).

     (c) A Participant may delay the first payment for a period of up to ten years following the determination that he/she has a Disability; provided, however, that, in all cases, payments must begin no later than the year in which the Participant's 75th birthday occurs. Payments must commence no earlier than the Plan Year following the Plan Year in which the Participant files an election in accordance with paragraph (a) of this Section 5.04, and as of the first day of the first quarter which is at least six (6) months and 10 days following such election.

     (d) The payment schedule elected by the Participant shall apply to his/her entire Account. Participants may designate the first day of a quarter for the commencement of the payment schedule on an annual, semiannual or quarterly basis.

          Each installment payment shall be the applicable fraction of the
          Participant's Account balance -(e.g.:  Ten annual installments shall
                                          ----
          be paid:  1st installment = 1/10 of Account;  2nd installment = 1/9 of
          Account; 3rd installment = 1/8 of Account, etc.). .). In the case of distributions made prior to May 1, 2001, if the installment payment is to be in the form of PPG Stock, any stock increment shall be rounded down to the nearest whole stock share. Any remaining stock increments shall

                                  -Page 5.4-
          remain in the Account until subject to further payment. In the case of distributions made on and after May 1, 2001, if the installment payment is to be in the form of PPG Stock, such distribution shall be made in whole shares and cash equal to any fractional share.

     (e) In the event a Participant fails to file a payment schedule election with the Administrator within the period specified in paragraph (a) above, his/her Account shall be paid in one lump sum in the year following the year in which the latest date for filing an election occurs, and shall be paid during the first quarter in such year.

     (f) Payment schedules pursuant to this Section 5.04 shall supersede any prior payment election(s) filed with the Administrator; and shall become irrevocable when filed in accordance with paragraph (a).

5.05 Withdrawals following a Participant's death
     -------------------------------------------

     (a)  Death prior to a Participant's Election Date
          --------------------------------------------

          In the event of a Participant's death prior to his/her Election Date, the Participant's entire Account shall be paid to the Participant's Beneficiary as soon as possible following the Participant's death.

     (b)  Death on or after a Participant's Election Date
          -----------------------------------------------

          In the event of a Participant's death on or after his/her Election Date, the Participant's Beneficiary may elect to receive the remaining balance of the Participant's Account paid as a lump sum, or in accordance with the payment schedule filed by the Participant.

          Such election must be filed by the Beneficiary within 60-days following the Participant's death. If no such election is made, the balance in the Participant's Account shall be paid in a lump sum. Any lump sum payment made in accordance with this paragraph shall be paid in the Plan Year following:

          (i)  the year in which the Participant's death occurs; or, if later

          (ii) the year in which the 60th day following the Participant's death occurs; and

          shall be paid during the first quarter of the applicable year specified in (i) or (ii) above.

                                  -Page 5.5-

     (c) For purposes of this Section 5.05 "Election Date" means the date on which the Participant's election schedule becomes irrevocable in accordance with paragraph (f) of Section 5.02 or paragraph (f) of
          Section 5.04.

5.06 Withdrawals upon finding of Financial Hardship
     -----------------------------------------------

     (a) Upon a finding that the Participant, or Beneficiary if the Participant is deceased, has suffered a Financial Hardship, the Administrator may, in his sole discretion, permit the acceleration of a withdrawal under the Plan in an amount reasonably necessary to alleviate such Financial Hardship.

     (b) If the Administrator permits a withdrawal due to Financial Hardship, the Participant shall cease Salary deferrals, if any, and may not make any deferrals under the Plan, in the form of an Award or Salary, until one entire Plan Year has elapsed following the Plan Year in which such withdrawal is made.

     (c) The Participant shall be required to exhaust all other sources of funds, other than the Savings Plan, before the Administrator will consider an accelerated withdrawal in accordance with this Section 5.06.

     (d) A withdrawal pursuant to this Section 5.06 shall nullify any in-service withdrawal election filed in accordance with Section 5.01.

5.07 Unscheduled Withdrawals
     -----------------------

     (a) A Participant, or Beneficiary if the Participant is deceased, may request an Unscheduled Withdrawal of all or a portion of the Participant's Investment Accounts and/or PPG Stock Account. Payments from the PPG Stock Fund shall be made in the form of PPG Shares, and payment from the Investment Accounts shall be paid in cash.

          An Insider of PPG may not request an Unscheduled Withdrawal from the PPG Stock Account at any time that such withdrawal would constitute a Prohibited Discretionary Transaction. A Participant, or Beneficiary, may request not more than one (1) Unscheduled Withdrawal in a Plan Year.

     (b) An Unscheduled Withdrawal must be a minimum of 25% of the Participant's Investment and PPG Stock Accounts.

     (c) An election to withdraw 75% or more of the Participant's Investment and Stock Accounts shall be deemed a request to withdraw the entire Account balance.

                                  -Page 5.6-

     (d) Prior to payment of any Unscheduled Withdrawal, a penalty of 10% of the Unscheduled Withdrawal amount shall be withheld and forfeited (or 5% if such Unscheduled Withdrawal is made during the Plan Year in which a Change in Control occurs, or the Plan Year immediately following such Change in Control) and the Participant shall cease Salary deferrals, if any, effective on the date the withdrawal is paid and may not make any deferrals under the Plan, in the form of an Award or Salary, until one entire Plan Year has elapsed following the Plan Year in which such Unscheduled Withdrawal is made.

     (e) A withdrawal pursuant to this Section 5.07 shall nullify any scheduled in-service withdrawal election filed in accordance with Section 5.01.

5.08 Methods of Payment
     ------------------

     (a)  PPG Stock Account
          -----------------

          Any payment from the PPG Stock Account shall be paid in the form of PPG Stock.

          At the time of the final scheduled payment, if payments were disbursed from the PPG Stock Account in shares of PPG Stock, any remaining fractional shares of PPG Stock shall be converted to and paid in cash.

     (b)  Investment Accounts
          -------------------

          Payments from the Investment Accounts shall be made in cash. The value shall be determined using the value of the closing price of the appropriate Investment Account Shares on the last business day of the month preceding the month in which the distribution is made.

     (c) All payments to Participants, or their Beneficiaries, shall be made on the first business day of a calendar quarter.

5.09 Small Account Provision
     -----------------------

     (a)  Each scheduled withdrawal must equal a minimum of $2,000.

     (b) If the remaining balance in a Participant's Account is less than $2,000, the Administrator may, at his discretion, distribute the remainder of the Account.

                                  -Page 5.7-

5.10 Special Rules for Withdrawals by Insiders
     -----------------------------------------

     Anything to the contrary in this Section 5 notwithstanding, Insiders may not, without prior approval of the Senior Vice President, Human Resources and Administration, or his or her successor, withdraw any amount from the PPG Stock Account which was credited to their Account balance within the prior six months.

5.11 Withdrawals of amounts from the Transferred Interest Account
     ------------------------------------------------------------

     (a) Withdrawals from the Transferred Interest Account shall be governed by the election made by the Participant for his/her CEA-2 account.

     (b) In the event of a Participant's death prior to receiving the entire balance in his/her Transferred Interest Account, the Participant's Beneficiary may elect to receive the remaining balance of the Participant's Transferred Interest Account paid as a lump sum, or in accordance with the payment schedule filed by the Participant.

          Such election must be filed by the Beneficiary within 60-days following the Participant's death. If no such election is made, the balance in the Participant's account shall be paid in a lump sum. Any lump sum payment made in accordance with this paragraph shall be paid in the Plan Year following:

          (i)  the year in which the Participant's death occurs; or, if later

          (ii) the year in which the 60th day following the Participant's death occurs; and

          shall be paid during the first quarter of the applicable year specified in (i) or (ii) above.

                                  -Page 5.8-

                        SECTION VI - SPECIFIC PROVISIONS
                        --------------------------------
                              RELATED TO BENEFITS
                              -------------------

6.01 Nonassignability
     ----------------

     (a) Except as provided in paragraph (b) below and in Section 6.02, no person shall have any power to encumber, sell, alienate, or otherwise dispose of his/her interest under the Plan prior to actual payment to and receipt thereof by such person; nor shall the Administrator recognize any assignment in derogation of the foregoing. No interest hereunder of any person shall be subject to attachment, execution, garnishment or any other legal, equitable, or other process.

     (b) Paragraph (a) above shall not apply to the extent that a Participant's interest under the Plan is alienated pursuant to a "Qualified Domestic Relations Order" ("QDRO") as defined in (S)414(p) of the Code.

          (1) The Administrator is authorized to adopt such procedural and substantive rules and to take such procedural and substantive actions as the Administrator may deem necessary or advisable to provide for the payment of amounts from the Plan to an Alternate Payee as provided in a QDRO. Such rules and actions shall be consistent with the principal purposes of the Plan.

          (2) Under no circumstances may the Administrator accept an order as a QDRO following a Participant's death.

          (3) An Alternate Payee may not establish an account in the Plan. All amounts taken from a Participant's Account, as provided in a QDRO, must be distributed as soon as possible following the acceptance of an order as a QDRO.

          (4) In the sole discretion of the Administrator, a Participant's scheduled withdrawal or otherwise requested withdrawal may be delayed for a period, not to exceed six months, if the Administrator has notice that part or all of the Participant's Account may be subject to alienation pursuant to a QDRO.

6.02 Beneficiary Designation
     -----------------------

     (a) The Participant shall have the right, at any time and from time to time, to designate any person(s) as Beneficiary. The designation of a Beneficiary shall be effective on the date it is received by the Administrator, provided the Participant is alive on such date.

                                  -Page 6.1-

     (b) Each time a Participant submits a new Beneficiary designation form to the Administrator, such designation shall cancel all prior designations.

     (c) In the case of a Participant who does not have a valid Beneficiary designation on file at the time of his/her death, or in the case the designated Beneficiary predeceases the Participant, the entire balance in the Participant's Account shall be paid as soon as possible to the Participant's estate.

     (d) Any Beneficiary designated by the Participant under the IC Plan, the Annual Plan or MAP filed before January 1, 1996, shall remain in effect for this Plan, until a new Beneficiary designation form is filed in accordance with this Section 6.02, on or after January 1, 1996.

6.03 Limited Right to Assets of the Corporation
     ------------------------------------------

     The Benefits paid under the Plan shall be paid from the general funds of the Company, and the Participants and any Beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder.

6.04 Protective Provisions
     ---------------------

     The Participant or Beneficiary shall cooperate with the Administrator by furnishing any and all information requested by the Administrator in order to facilitate the payment of benefits hereunder. If a Participant refuses to cooperate, he/she may be deemed ineligible to receive a distribution and/or ineligible to continue to actively participate in the Plan.

6.05 Withholding
     -----------

     The Participant or Beneficiary shall make appropriate arrangements with the Administrator for satisfaction of any federal, state or local income tax withholding requirements and Social Security or other employee tax requirements applicable to the payment of benefits under the Plan. If no other arrangements are made, the Administrator may provide for such withholding and tax payments by any means he deems appropriate, in his sole discretion.

6.06 Forfeiture Provision
     --------------------

     (a) In the event the Company becomes aware that a Participant is engaged or employed as a business owner, employee, or consultant in any activity which is in competition with any line of business of the Corporation, or has engaged in any activity otherwise determined to be detrimental to the Company, the Administrative Subcommittee may:

                                  -Page 6.2-

          (1) Terminate such Participant's participation in the Plan, and distribute the entire amount in the Participant's Account in a lump sum;

          (2) Apply any other diminution or forfeiture of benefits, which is specifically approved by the Administrative Subcommittee.

          For purposes of this Section 6.06, the Administrative Subcommittee shall consist of the Senior Human Resources Officer of the Company, the Director, Payroll and Benefits, and a representative of the Law Department, as appointed by the General Counsel of PPG. The Administrative Subcommittee shall report all of its activities to the Committee.

     (b)  TSR Plan and the Long-Term Plan
          -------------------------------

          A Participant may forfeit any or all deferrals from the TSR Plan or the Long-Term Plan held in his/her Account if the Committee determines that such forfeiture shall occur in accordance with Section 4.04 of the TSR Plan or the Long-Term Plan, as applicable.

                                  -Page 6.3-

                     SECTION VII - ADMINISTRATION & CLAIMS
                     -------------------------------------

7.01 Administration
     --------------

     (a) The Administrator shall administer the Plan and interpret, construe and apply its provisions in accordance with its terms. The Administrator shall have the complete authority to:

          (1)  Determine eligibility for benefits;

          (2)  Construe the terms of the Plan; and

          (3)  Control and manage the operation of the Plan.

     (b) The Administrator shall have the authority to establish rules for the administration and interpretation of the Plan and the transaction of its business. The determination of the Administrator as to any disputed question shall be conclusive. All actions, decisions and interpretations of the Administrator shall be performed in a uniform and nondiscriminatory manner.

     (c) The Administrator may employ counsel and other agents and may procure such clerical, accounting and other services as the Administrator may require in carrying out the provisions of the Plan.

     (d) The Administrator shall not receive any compensation from the Plan for his services.

     (e) The Corporation shall indemnify and save harmless the Administrator against all expenses and liabilities arising out of the Administrator's service as such, excepting only expenses and liabilities arising from the Administrator's own gross negligence or willful misconduct, as determined by the Committee.

7.02 Claims
     ------

     (a) Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally and physically competent and of age. If the Administrator determines that such person is mentally or physically incompetent or is a minor, payment shall be made to the legally appointed guardian, conservator, or other person who has been appointed by a court of competent jurisdiction to care for the estate of such person, provided that proper proof of such appointment is furnished in a form and manner suitable to the Administrator. Any payment made under the provisions of the paragraph (a) shall be a complete discharge of any

                                  -Page 7.1-
          liability therefor under the Plan. The Administrator shall not be required to see to the proper application of any such payment.

     (b)  Claims Procedure
          ----------------

          Claims for benefits by a Participant or Beneficiary shall be filed, in writing, with the Administrator. If the Administrator denies the claim, in whole or in part, the Administrator shall furnish a written notice to the claimant setting forth a statement of the specific reasons for the denial of the claim, references to the specific provisions of the Plan on which the denial is based, a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the review procedure. Such notice shall be written in a way calculated to be understandable by the claimant.

          The written notice from the Administrator shall be furnished to the claimant within ninety (90) days following the date on which the claim was filed, except that if special circumstances require an extension of time, the Administrator shall notify the claimant of this need within such 90-day period. Such notice shall inform the claimant the nature of the circumstances necessitating the need for additional time and the date by which the claimant will be furnished with the decision regarding the claim. Such extension may provide for up to an additional 90 days.

     (c)  Review Procedure
          ----------------

          Within sixty (60) days of the date the Administrator denies a claim, in whole or in part, the claimant, or his/her authorized representative, may request that the decision be reviewed. Such request shall be in writing, shall be filed with the Administrator, and shall contain the following information:

          (1)  The date on which the denial was received by the claimant;

          (2) The date on which the claimant's request for review was filed with the Administrator;

          (3) The specific portions of the denial which the claimant requests the Administrator to review;

          (4) A statement setting forth the basis on which the claimant believes that a review of the decision is required;

                                  -Page 7.2-

          (5) Any written material which the claimant desires the Administrator to take into consideration in reviewing the claim.

          The Administrator shall afford the claimant, or his/her authorized representative, an opportunity to review documents pertinent to the claim, and shall conduct a full and fair review of the claim and its denial. The Administrator's decision on such review shall be furnished to the claimant in writing, and shall be written in a manner calculated to be understandable to the claimant. Such decision shall include a statement of the specific reason(s) for the decision, including references to the specific provision(s) of the Plan relied upon.

          The written notice from the Administrator shall be furnished to the claimant within sixty (60) days following the date on which the request for review was received by the Administrator, except that if special circumstances require an extension of time, the Administrator shall notify the claimant of this need within such 60-day period. Such notice shall inform the claimant the nature of the circumstances necessitating the need for additional time and the date by which the claimant will be furnished with the decision regarding the claim. Such extension may provide for up to an additional 60 days.

                                  -Page 7.3-

                    SECTION VIII - AMENDMENT AND TERMINATION
                    ----------------------------------------

8.01 Amendment of the Plan
     ---------------------

     Except as provided in Section X, the Committee may amend the Plan, in whole or in part, at any time; however, no such amendment may decrease the amount of benefit currently accrued in Participants' Accounts.

     Except as provided in Section X, the Administrator shall have the authority to adopt amendments to the Plan, in whole or in part, at any time, necessary for the implementation and/or administration of the Plan, which will not result in a material change to the Plan. Moreover, no such amendment by the Administrator may decrease the amount of benefit currently accrued in Participants' Accounts.

8.02 Termination of the Plan
     -----------------------

     Except as provided in Section X, the Committee may terminate the Plan at
     any time.   Upon a termination pursuant to this Section 8.02, the Committee has the sole discretion to determine distribution schedules for any or all Accounts, notwithstanding a Participant's previous distribution schedule.

8.03 Constructive Receipt
     --------------------

     In the event the Administrator determines that amounts deferred under the Plan have been constructively received by Participants and must be recognized as income for federal income tax purposes, distributions shall be made to Participants, as determined by the Administrator. The determination of the Administrator under this Section 8.03 shall be binding and conclusive.

                                  -Page 8.1-

                           SECTION IX - MISCELLANEOUS
                           --------------------------

9.01 Successors of the Company
     -------------------------

     The rights and obligations of the Company under the Plan shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company.

9.02 ERISA Plan
     ----------

     The Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for "a select group of management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of ERISA and therefore to be exempt from Parts 2, 3 and 4 of Title I of ERISA.

9.03 Trust
     -----

     The Company shall be responsible for the payment of all benefits under the Plan. Except as otherwise required by Section X, the Company, at its discretion, may establish one or more grantor trusts for the purpose of providing for payment of benefits under the Plan. Such trust(s) may be irrevocable, but the assets thereof shall be subject to the claims of the Company's creditors. Benefits paid to the Participant from any such trust shall be considered paid by the Company for purposes of meeting the obligations of the Company under the Plan.

9.04 Employment Not Guaranteed
     -------------------------

     Nothing contained in the Plan nor any action taken hereunder shall be construed as a contract of employment or as giving any Participant any right to continued employment with the Corporation.

9.05 Gender, Singular and Plural
     ---------------------------

     All pronouns and variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person(s) requires. As the context may require, the singular may be read as the plural and the plural as the singular.

9.06 Headings
     --------

     The headings of the Sections, subsections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

                                  -Page 9.1-

9.07 Validity
     --------

     If any provision of the Plan is held invalid, void or unenforceable, the same shall not affect, in any respect, the validity of any other provision(s) of the Plan.

9.08 Waiver of Breach
     ----------------

     The waiver by the Company of any breach of any provision of the Plan by a Participant or Beneficiary shall not operate or be construed as a waiver of any subsequent breach.

9.09 Applicable Law
     --------------

     The Plan is intended to conform and be governed by ERISA. In any case where ERISA does not apply, the Plan shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

9.10 Notice
     ------

     Any notice required or permitted to be given to the Administrator under the Plan shall be sufficient if in writing and either hand-delivered, or sent by first class mail to the principal office of the Company at One PPG Place, Pittsburgh, PA 15272, directed to the attention of the Administrator. Such notice shall be deemed given as of the date of delivery.

                                  -Page 9.2-

                         SECTION X - CHANGE IN CONTROL
                         -----------------------------

10.01 Payments to a Trustee
      ---------------------

      Upon, or in reasonable anticipation of, a Change in Control, as defined in
      Section 10.02 below, the Senior Vice President, Human Resources and Administration and the Senior Vice President, Finance, or either of them or their successor, shall cause an amount, as they deem appropriate, to be paid to a trustee on such terms as they shall deem appropriate (including such terms as are appropriate to cause such payment not to be a taxable event to Participants, if possible, and to cause such Awards to be distributable to Participants in accordance with elections filed with the Administrator). Such amount shall be paid in cash and shall be sufficient, at a minimum, to equal to all deferred amounts credited to the Investment Accounts, the Transferred Interest Account, and the PPG Stock Account. Amounts in the PPG Stock Account shall be converted to cash on the basis of the fair market value of PPG Stock on the date of the occurrence of the Change in Control, or, if higher, within 30 days of such date. Amounts in the Investment Accounts shall be converted to cash on the basis of the fair market value of the appropriate Investment Account on the date of the occurrence of the Change in Control, or, if higher, within 30 days of such date.

10.02 Definition:  Change in Control
      ------------------------------

      A "Change in Control" shall mean:

      (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities").

           For purposes of this subsection (a) the following acquisitions shall not constitute a Change in Control:

           Any acquisition directly from the Company;

           Any acquisition by the Company;

           Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                                  -Page 10.1-

          Any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) of this
          Section 10.02.

     (b) Individuals who, as of September 20, 1995, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business
          Combination:

          (i) All or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

          (ii) No Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock

                                  -Page 10.2-
                of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and

          (iii) At least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

      (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

      (e) A majority of the Board otherwise determines that a Change in Control shall have occurred.

10.03 Plan Provisions

      Following a Change in Control, the Plan may not be amended and may not be terminated. Upon a Change in Control, in accordance with Section 10.01, the Plan Document then in existence ("Controlling Plan") shall be provided to the Trustee. The Controlling Plan shall govern all amounts transferred and remain in effect until the Trustee has paid all such amounts to Participants and/or Beneficiaries.

                                  -Page 10.3-